Summary prospectus

Alternative / specialty mutual fund

Nomura Real Estate Securities Fund

(formerly, Macquarie Real Estate Securities Fund)

Nasdaq ticker symbols
Class A	IRSAX
Class C	IRSCX
Institutional Class	IREIX
Class R6	IRSEX
Class R	IRSRX
Class Y	IRSYX

July 31, 2026

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at nomuraassetmanagement.com/literature. You can also get this information at no cost by calling 800 523-1918. The  Fund’s statutory prospectus and statement of additional information, both dated July 31, 2026 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Nomura Real Estate Securities Fund, a series of Ivy Funds (formerly, Macquarie Real Estate Securities Fund)

What is the Fund’s investment objective?

Nomura Real Estate Securities Fund seeks to provide total return through capital appreciation and current income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nomura  Funds (formerly, Macquarie Funds). More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price.	5.75%	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower...............	none[1]	1.00%[1]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.	R6	R	Y
Management fees.........	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees............	0.25%	1.00%	none	none	0.50%	0.25%
Other expenses...........	0.57%	0.57%	0.57%	0.42%[2]	0.57%	0.57%
Total annual fund operating expenses..............	1.72%	2.47%	1.47%	1.32%	1.97%	1.72%
Fee waivers and expense reimbursements.........	(0.64%)[3]	(0.64%)[3]	(0.64%)[3]	(0.64%)[3]	(0.64%)[3]	(0.64%)[3]

Class	A	C	Inst.	R6	R	Y
Total annual fund operating expenses after fee waivers and expense reimbursements.........	1.08%	1.83%	0.83%	0.68%	1.33%	1.08%
1	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”
3	The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.83% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.68% of the Fund’s Class R6 shares’ average daily net assets, from July 31, 2026 through July 30, 2027. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.	R6	R	Y
1 year............	$679	$186	$286	$85	$69	$135	$110
3 years...........	$1,027	$709	$709	$402	$355	$556	$479
5 years...........	$1,398	$1,258	$1,258	$742	$662	$1,003	$873
10 years..........	$2,438	$2,758	$2,758	$1,702	$1,534	$2,244	$1,977

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs,

Summary prospectus
Nomura Real Estate Securities Fund, a series of Ivy Funds

which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Nomura Real Estate Securities Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies in the real estate or real estate-related industries (80% policy). For purposes of the 80% policy, “real estate” securities include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, leasing, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate operating companies (REOCs), real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly-traded limited partnerships. For purposes of the 80% policy, “real estate-related” securities include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, brokers, financial institutions that issue or service mortgages and resort companies. The 80% policy is nonfundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund does not invest directly in real estate. The Fund may invest in securities of issuers of any size, including issuers with small, mid or large market capitalizations, although the Fund generally tends to focus on mid- and large-capitalization issuers.

The Fund’s investment strategy utilizes a three-step bottom-up approach (researching individual issuers) with a strong focus on quality, risk and a valuation-based stock selection methodology, supported by a top-down (assessing the market environment) overlay as a check and a balance. The Manager’s Global Listed Real Estate Team (the “Team”) seeks to identify and capitalize on investment opportunities through an integrated approach to individual security-level analysis and long-term trends impacting real estate markets and cycles. The Team applies combined research sources in a disciplined and systematic manner, taking account of mis-pricing opportunities, long term value creation and the level of risk these assets bring to the Fund in both absolute and relative terms. The Team looks to manage risk by allocating capital where it believes it will have the most potential to drive returns which is ultimately in bottom-up stock and sector selection (as further described below) over and above top-down country and regional selection, where the Team feels performance is far harder to derive consistently.

Most of the Fund’s real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation (or trust or association that otherwise would be taxable as such) that invests in real estate, mortgages on real estate or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and real estate mortgages. The Fund primarily invests in shares of equity REITs but also invests lesser portions of its assets in shares of mortgage REITs and hybrid REITs.

The Fund may invest up to 25% of its total assets in foreign securities and may invest up to 20% of its net assets in securities issued by companies outside of the real estate industry.

The Fund also may invest in exchange-traded fund (ETFs) to replicate REITs, real estate stock indexes, a basket of REITs or real estate stocks, as well as in ETFs that attempt to provide enhanced performance, or inverse performance, on such indexes or baskets. The Fund may invest in companies that are offered in IPOs.

An investment in the Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real assets industries risk — The risk that the value of a fund’s shares will be affected by factors particular to real assets securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

REIT-related risk — The risk that the value of a fund’s investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended

Summary prospectus
Nomura Real Estate Securities Fund, a series of Ivy Funds

(the “Internal Revenue Code” or the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act). In addition, a fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

REOC-related risk — The risk that the value of a fund’s REOC securities may be adversely affected by certain of the same factors that adversely affect REITs and also that a fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Concentration risk —  The risk that a concentration in a particular industry will cause a fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. A fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

How has Nomura Real Estate Securities Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year and the table shows how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

On April 30, 2021,  Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager.

Effective July 29, 2022, the Fund changed its investment strategy. Performance prior to the Fund’s change of investment strategy on July 29, 2022 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at nomuraassetmanagement.com/performance.

Calendar year-by-year total return (Class A)

As of June 30, 2026, the Fund’s Class A shares had a calendar year-to-date return of 17.35%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.68% for the quarter ended September 30, 2024, and its lowest quarterly return was -21.73% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years
Class A return before taxes.........................	0.49%	4.98%	4.68%
Class A return after taxes on distributions...............	-4.56%	0.58%	1.39%
Class A return after taxes on distributions and sale of Fund shares.......................................	3.27%	3.27%	3.05%
Class C return before taxes.........................	5.00%	5.36%	4.62%
Institutional Class return before taxes..................	6.97%	6.53%	5.65%

Summary prospectus
Nomura Real Estate Securities Fund, a series of Ivy Funds

	1 year	5 years	10 years
Class R6 return before taxes........................	7.13%	6.65%	5.79%
Class R return before taxes.........................	6.33%	5.95%	5.04%
Class Y return before taxes.........................	6.63%	6.26%	5.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes).......................................	17.88%	14.42%	14.82%
FTSE Nareit Equity REITs Index (reflects no deduction for fees, expenses or taxes)..........................	2.88%	6.63%	5.70%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Matthew Hodgkins	Executive Director, Head of Global Listed Real Estate	July 2022

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at  nomuraassetmanagement.com/account-access; by calling 800 523-1918; by regular mail (c/o  Nomura  Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Nomura  Funds, Attention: 534437,  1350 Penn Avenue Suite 102, Pittsburgh, PA 15222); or by wire.

For Class A and Class  C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Institutional Class, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the  Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

SMPR-IREIX 7/26